                                                                   EXHIBIT 10.32

                         PATENT ASSIGNMENT - KLEARFOLD
                         -----------------------------


     This Patent Assignment (as the same may be restated, amended or modified from time to time, this "Assignment") is dated as of March 12, 1998 by and between KLEARFOLD, INC. (the "Assignor") and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent (the "Agent") for the Secured Creditors (as defined below). Unless otherwise defined in Section 1, terms defined in the Credit Agreement (as defined below) are used herein as therein defined.

                               R E C I T A L S:
                               ---------------

     A. Pursuant to the Credit Agreement, dated as of even date herewith, among IMPAC Group, Inc. (the "Company"), the Assignor, AGI Incorporated (("AGI"), and together with Assignor, each a "L/C Borrower" and collectively, the "L/C Borrowers"), the financial institutions from time to time party thereto (the "Lenders") and the Agent (as from time to time restated, amended or modified, the "Credit Agreement"), the Lenders have agreed to extend certain credit to the Company and the L/C Borrowers;

     B. Pursuant to the Guaranty, dated as of even date herewith (as from time to time amended or modified, the "Guaranty"), each L/C Borrower, including the Assignor, has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Company under or with respect to the Secured Debt Agreements (as defined below) to which the Company is a party;

     C. The Assignor may from time to time be party to one or more Swap Contracts relating to the Revolving Loans (each such Swap Contract with a Swap Creditor (as defined below), a "Secured Swap Contract") with Bank of America National Trust & Savings Association ("BofA"), in its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA, or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Swap Contract (collectively, the "Swap Creditors");

     D.   The Assignor may from time to time incur Indebtedness pursuant to
Section 8.05(i) of the Credit Agreement as an account party to one or more letters of credit (a "Section 8.05 L/C Obligation") (each such Section 8.05 L/C Obligation with a L/C Creditor (as defined below), a "Secured Letter of Credit") issued by BofA or a Lender, in each case in its individual capacity (even if BofA or such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Letter of Credit (collectively, the "L/C Creditors");

     E. As a condition to entering into a Secured Debt Agreement and extending credit under such Secured Debt Agreement, the Secured Creditors have required that the Assignors grant to the Agent, for the ratable benefit of itself and the Secured Creditors, a security interest in the Collateral (as defined below) on the terms and conditions set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS AND EFFECT.
     ----------------------

     1.1. General Terms.  The following shall have (unless otherwise provided
          -------------
elsewhere in this Assignment) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "Agent" has the meaning ascribed to it in the Preamble.
      -----

     "Assignment" has the meaning ascribed to it in the Preamble.
      ----------

     "Assignor" has the meaning ascribed to it in the Preamble.
      --------

     "BofA" has the meaning ascribed to it in the Recitals.
      ----

     "Collateral" has the meaning ascribed to it in Section 2.
      ----------                                    ---------

     "Company" has the meaning ascribed to it in the Recitals.
      -------

     "Credit Agreement" has the meaning ascribed to it in the Recitals.
      ----------------

     "Event of Default" means any Event of Default under, and as defined in, the
      ----------------
Credit Agreement, or any payment default, after any applicable grace period, under any Secured Debt Agreement.

     "Guaranty" has the meaning ascribed to it in the Recitals.
      --------

     "L/C Creditor" has the meaning ascribed to it in the Recitals.
      ------------

     "Lenders" has the meaning ascribed to it in the Recitals.
      -------

     "Licenses" has the meaning ascribed to it in Section 2.
      --------                                    ---------

     "Patents" has the meaning ascribed to it in Section 2.
      -------                                    ---------

     "Related Documents" means, collectively, all documents and things in the
      -----------------
Assignor's possession related to the production and sale by the Assignor, or any Affiliate, Subsidiary, licensee or subcontractor thereof, of products or services sold by or under the authority of the Assignor in connection with the Patents or Licenses.

     "Section" means a numbered section of this Assignment, unless another
      -------
document is specifically referenced.

     "Secured Creditors" means, collectively, the Agent, each Lender, each L/C
      -----------------
Creditor and each Swap Creditor.

     "Secured Debt Agreements" means, collectively, the Credit Agreement and the
      -----------------------
other Loan Documents, each Secured Letter of Credit and each Secured Swap Contract.

     "Secured Letter of Credit" has the meaning ascribed to it in the Recitals.
      ------------------------

     "Secured Obligations" means, collectively, (i) all "Obligations" as defined
      -------------------
in the Credit Agreement, (ii) all "Obligations" as defined in the Guaranty,
(iii) the payment when due of all obligations of the Assignor to Swap Creditors pursuant to any Secured Swap Contract and the due performance and compliance with all the terms of the Secured Swap Contracts by the Assignor and (iv) the payment when due of all obligations of the Assignor to L/C Creditors pursuant to any Secured Letter of Credit and the due performance and compliance with all the terms of the Secured Letter of Credit by the Assignor.

     "Secured Swap Contract" has the meaning ascribed to it in the Recitals.
      ---------------------

     "Security Agreement" means the Security Agreement, dated as of even date
      ------------------
herewith, among the L/C Borrowers, including the Assignor, and the Agent, as the same may be restated, amended or modified from time to time.

     "Swap Creditor" has the meaning ascribed to it in the Recitals.
      -------------

2.   GRANT OF SECURITY INTEREST.
     --------------------------

     The Assignor hereby grants to the Agent, for the benefit of itself and the Secured Creditors, a security interest in all of the Assignor's right, title and interest in and to all of its now owned or existing and hereafter acquired or arising property described as follows (collectively, the "Collateral") to secure
                                                          ----------
the complete and timely payment, performance and satisfaction of the Secured
Obligations:

          (a) all United States and foreign patents and patent applications, whether in the United States or any foreign jurisdiction, and the inventions and improvements described and claimed therein and trade secrets and know-how related thereto, including, without limitation, the patents and patent applications listed on Exhibit A hereto, and the re-issues,
                                       ---------
     divisions, renewals, extensions and continuations-in-part thereof and all income, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, the right to sue for past, present and future infringements thereof and all rights corresponding thereto throughout the world (all of the foregoing being sometimes hereinafter individually and/or collectively referred to as the "Patents");
                                      --------

          (b)  to the extent permitted by the relevant agreement but subject to
     Section 9-318 of the Illinois Uniform Commercial Code, all rights under or interest in any patent license agreements with any other party, whether the Assignor is a licensee or licensor under any such license agreement, including, without limitation, those patent license agreements listed on Exhibit B attached hereto and made a part hereof, and the right to prepare
     ---------
     for sale and sell any and all inventory now or hereafter owned by the Assignor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses");

          (c)  the Related Documents; and

          (d) all proceeds, including, without limitation, insurance proceeds, of any of the foregoing.


3.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     The Assignor represents and warrants to the Agent and the Secured Creditors that:

     3.1.  Principal Location.  As of the date hereof, the Assignor's mailing
           ------------------
address, and the location of its chief executive office and the books and records relating to the Collateral are disclosed in Exhibit C hereto.
                                                    ---------

     3.2.  No Other Names.  The Assignor has not conducted business under any
           --------------
name except the names in which it has executed this Assignment or as otherwise disclosed pursuant to the Loan Documents.

     3.3.  Registrations.  The Assignor has duly and properly applied for
           -------------
registration of the Patents listed in Exhibit A hereto as indicated thereon in
                                      ---------
the United States Patent and Trademark Office.

     3.4.  Complete Listing.  The Patents and Licenses set forth on the
           ----------------
Schedules hereto constitute, as of the date hereof, all Patents and Licenses of the Assignor.

4.   COVENANTS.
     ---------

     From the date of this Assignment, and thereafter until this Assignment is terminated:

     4.1.  Preservation of Value.  The Assignor agrees to protect and preserve
           ---------------------
the value and integrity of all material Patents and Licenses and, to that end, shall maintain the quality of any and all of its products or services bearing the trademarks or service marks included in such Patents or

Licenses consistent with the quality of such products and services of such marks as of the date of this Assignment, in each case to the extent necessary for the operation of its business.

     4.2.  Collateral Royalties; Term.  The Assignor hereby agrees that any use
           --------------------------
by the Agent, on behalf of itself and the Secured Creditors, during the continuance of an Event of Default of any Patents and Licenses as described above shall be worldwide, to the extent possessed by the Assignor, and without any liability for royalties or other related charges from the Agent or any Secured Creditor to the Assignor. The term of the assignments and grants of security interests granted herein shall extend until the expiration of each of the respective Patents and Licenses assigned or pledged hereunder, or until the Secured Obligations have been indefeasibly paid in full, no commitment by the Agent or any Secured Creditor exists that could give rise to any Secured Obligations and the Secured Debt Agreements and this Assignment have been terminated.

     4.3.  Duties of Assignor. The Assignor shall have the duty (a) to prosecute
           ------------------
diligently any application to register the Patents pending as of the date hereof or thereafter until all Secured Obligations have been indefeasibly paid in full,
(b) to make application on unpatented but patentable inventions, as appropriate or as requested by the Agent, except where failure to do so would have a Material Adverse Effect, and (c) to preserve and maintain all rights in all applications to register Patents, except where failure to do so would have a Material Adverse Effect. Any expenses incurred in connection with such applications shall be borne by each Assignor. The Assignor shall not abandon any right to file an application to register material Patents without the prior written consent of the Agent.

     4.4.  Delivery of Certificates.  The Assignor shall deliver to the Agent
           ------------------------
copies of all existing and future official Certificates of Registration for the Patents.

     4.5.  Notice of Proceedings.  The Assignor shall promptly notify the Agent
           ---------------------
of the institution of, and any adverse determination in, any proceeding in the United States Patent and Trademark Office or any agency of any state or any court regarding the Assignor's right, title and interest in any material Patent or the Assignor's right to register any material Patent.


5.   WAIVERS, AMENDMENTS AND REMEDIES.
     --------------------------------

     5.1.  Remedies.  In the event that an Event of Default has occurred and is
           --------
continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Assignor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, and upon the direction of the Secured Creditors shall, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more portions at public or private sale or sales or dispositions, at any exchange, broker's board or at any of the Agent's offices or elsewhere upon such terms and conditions as the Agent may deem advisable and at such prices as the Agent may deem best, for any combination of cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any Secured Creditor upon any such sale or sales or dispositions, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in such Assignor, which right or equity is hereby expressly waived and released.

     5.2.  Waivers and Amendments.  No delay or omission of the Agent or any
           ----------------------
Secured Creditor to exercise any right or remedy granted under this Assignment shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Assignment whatsoever shall be valid unless in writing signed by the Agent and consented to by the Secured Creditors, and then only to the extent specifically set forth in such writing.


6.   PROCEEDS.
     --------

     6.1.  Special Collateral Account.  After an Event of Default has occurred
           --------------------------
and is continuing, all cash proceeds of the Collateral received by the Agent shall be deposited in a special deposit account with the Agent and held there as security for the Secured Obligations. The Agent shall invest any and all available funds deposited in such special deposit account, within five (5) business days after the date the relevant funds become available, in securities issued as fully guaranteed or insured by the United States Government or any agency thereof backed by the full faith and credit of the United States having maturities of three (3) months from the date of acquisition thereof (collectively, "Government Obligations"). The Assignor hereby acknowledges and agrees that the Agent shall not have any liability with respect to, and the Assignor hereby indemnifies the Agent against, any loss resulting from the acquisition of the Government Obligation and the Agent shall not have any obligation to monitor the trading activity of any such Governmental Obligations on and after the acquisition thereof for the purpose of obtaining the highest possible return with respect thereto, the Agent's responsibility being limited to acquiring such Governmental Obligations.

     6.2.  Application of Proceeds.  The proceeds of the Collateral shall be
           -----------------------
applied by the Agent to payment of the Secured Obligations in accordance with
Section 9 of the Security Agreement.

7.   GENERAL PROVISIONS.
     ------------------

     7.1.  Notice of Disposition of Collateral.  Written notice of the time and
           -----------------------------------
place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral shall be made ten (10) days prior to such disposition. Any notice made shall be deemed reasonable if made to the Assignor, addressed as set forth in Section 9 hereof, at least ten (10)
                                           ---------
days prior to any such public sale or the time after which any such private sale or other disposition may be made.

     7.2.  Agent Performance of Assignor Obligations.  Without having any
           -----------------------------------------
obligation to do so, upon either (a) notice to the Assignor or (b) the occurrence and continuation of a Default or an Event of Default, the Agent may perform or pay any obligation which an Assignor has agreed to perform or pay in this Assignment and such Assignor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 7.2. The Assignor's
                                                   -----------
obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

     7.3.  Authorization for Agent to Take Certain Action.  The Assignor
           ----------------------------------------------
irrevocably authorizes the Agent at any time and from time to time, in the sole discretion of the Agent, upon either (a) notice to the Assignor or (b) the occurrence and continuation of an Event of Default: (i) to execute on behalf of the Assignor as debtor and to file financing statements and other documents with the United States Patent and Trademark Office or otherwise which are necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's and Secured Creditors' security interest in the Collateral; (ii) so long as an Event of Default shall have occurred and is continuing, to endorse and collect any cash proceeds of the Collateral; or
(iii) to file a carbon, photographic or other reproduction of this Assignment or any financing statement with respect to the Collateral as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's and the Secured Creditors' security interest in the Collateral. At any time and from time to time after the Secured Obligations have been declared or become due and payable in accordance with the Secured Debt Agreements, the Assignor authorizes the Agent to collect, endorse and apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in Section 6 hereof.
                                                       ---------

     7.4.  Specific Performance of Certain Covenants.  The Assignor acknowledges
           -----------------------------------------
and agrees that a breach of any of the covenants contained in Sections 4.4 and
                                                              ------------
7.5 hereof will cause irreparable injury to the Agent and the Secured Creditors
---
and that the Agent and the Secured Creditors have no adequate remedy at law in respect of such breaches and therefore agree, without limiting the right of the Agent or the Secured Creditors to seek and obtain specific performance of other obligations of such Assignor contained in this Assignment, that the covenants of the Assignor contained in the Sections referred to in this Section 7.4 shall be
                                                           -----------
specifically enforceable against the Assignor.

     7.5.  Dispositions Not Authorized.  Except as provided for by the Credit
           ---------------------------
Agreement, the Assignor is not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between the Assignor and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral in a manner prohibited by the Credit Agreement shall be binding upon the Agent or the Secured Creditors unless such authorization is in writing signed by the Agent with the consent of the Secured Creditors, as required by the Secured Debt Agreements.

     7.6.  Definition of Certain Terms.  Terms defined in the Illinois Uniform
           ---------------------------
Commercial Code which are not otherwise defined in this Assignment are used in this Assignment as defined in the Illinois Uniform Commercial Code as in effect on the date hereof.

     7.7.  Benefit of Agreement.  The terms and provisions of this Assignment
           --------------------
shall be binding upon and inure to the benefit of the Assignor, the Agent and the Secured Creditors and their respective successors and assigns, except that the Assignor shall have not the right to assign its rights or obligations under this Assignment or any interest herein, without the prior written consent of the Agent and the Secured Creditors.

     7.8.  Survival of Representations.  All representations and warranties of
           ---------------------------
the Assignor contained in this Assignment shall survive the execution and delivery of this Assignment.

     7.9.  Taxes and Expenses.  Any taxes (including, without limitation, any
           ------------------
sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including any federal or other taxes imposed upon the Agent or any Secured Creditor, with respect to its gross or net income or profits arising out of this Assignment) payable or ruled payable by any Federal or State authority in respect of this Assignment shall be paid by the respective Assignor, together with interest and penalties, if any. The Assignor shall reimburse (a) the Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Assignment and in the administration, collection, preservation or sale of the Collateral (including the reasonable expenses and charges associated with any periodic or special audit of the Collateral), and
(b) the Agent and each Secured Creditor for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent or such Secured Creditor) paid or incurred by the Agent or such Secured Creditor in connection with the collection and enforcement of this Assignment.

     7.10. Headings.  The title of and section headings in this Assignment are
          --------
for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Assignment.

     7.11. Termination.  This Assignment shall continue in effect
           -----------
(notwithstanding the fact that from time to time there may be no Secured Obligations or commitments therefor outstanding) until the payment in full of the Secured Obligations and the termination of the Secured Debt Agreements in accordance with its terms thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the Assignor. Upon such termination, the Agent shall promptly return to the Assignor, at the Assignor's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will promptly execute and deliver to the Assignor such other documents as the Assignor shall reasonably request to evidence such termination.

     7.12. Entire Agreement.  This Assignment and the Secured Debt Agreements
           ----------------
embody the entire agreement and understanding between the Assignor and the Agent relating to the Collateral and supersede all prior agreements and understandings between the Assignor and the Agent relating to the Collateral.

     7.13. Indemnity.  The Assignor hereby agrees to assume liability for, and
           ---------
does hereby agree to indemnify and keep harmless the Agent and each Secured Creditor, its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature, imposed on, incurred by or asserted against the Agent or any Secured Creditor, or its successors, assigns, agents and employees, in any way relating to or arising out of this Assignment, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (other than liability resulting from the gross negligence or wilful misconduct of the Agent or any such Secured Creditor).

     7.14.  Releases.  Upon termination of this Assignment in accordance with
            --------
the provisions of Section 7.11 hereof, the Agent and the Secured Creditors
                  ------------
shall, at the Assignor's request and expense, execute such releases as the Assignor may reasonably request, in form and upon terms acceptable to the Agent and the Secured Creditors in all respects.

     7.15.  Waivers.  Except to the extent expressly otherwise provided herein
            -------
or in any Secured Debt Agreement, the Assignor waives, to the extent permitted by applicable law, (a) any right to require either the Agent or any Secured Creditor to proceed against any other person, to exhaust its rights in any other collateral, or to pursue any other right which either the Agent or any Secured Creditor may have, and (b) with respect to the Secured Obligations, presentment and demand for payment, protest, notice of protest and non-payment, and notice of the intention to accelerate.

     7.16.  Counterparts.  This Assignment may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Assignment by signing any such counterpart. This Assignment shall be effective when it has been executed by the Assignor and the Agent.

     7.17.  CHOICE OF LAW.  THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE
            -------------
WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS AND PATENTS.

     7.18.  WAIVER OF JURY TRIAL.  ALL PARTIES HERETO HEREBY WAIVE TRIAL BY JURY
            --------------------
IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUDNING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     7.19  Marshalling.  Neither the Agent nor any Secured Creditor shall be
           -----------
under any obligation to marshall any assets in favor of either Assignor or any other party or against or in payment of any or all of the Secured Obligations.

8.   THE AGENT.
     ---------

     BofA has been appointed as Agent for the Secured Creditors hereunder, and the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in Article X of the Credit Agreement. Any successor Agent appointed pursuant to Article

X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

9.   NOTICES.
     -------

     9.1.  Sending Notices.  Any notice required or permitted to be given under
           ---------------
this Assignment shall be given (i) in the case of the Assignor, the Agent and each Lender, in accordance the Credit Agreement, (ii) in the case of a L/C Creditor, in accordance with the relevant Secured Letter of Credit and (iii) in the case of a Swap Creditor, in accordance with the relevant Secured Swap Contract.

     9.2.  Change in Address for Notices.  The Assignor, the Agent or any
           -----------------------------
Secured Creditor may change the address for service of notice upon it by a notice in writing to the other.

                           [signature page follows]

     IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed by their duly authorized representatives as of the date first set forth above.


                                           KLEARFOLD, INC.,
                                             as Assignor


                                           By /s/ David C. Underwood
                                              ---------------------------------
                                              Name: David C. Underwood
                                              Title: Chief Financial Officer



                                           BANK OF AMERICA NATIONAL TRUST
                                           & SAVINGS ASSOCIATION, as Agent


                                           By /s/ David A. Johanson
                                              ---------------------------------
                                              Name: David A. Johanson
                                              Title: Vice President

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     The foregoing Patent Assignment was executed and acknowledged before me this 12 day of March, 1998 by David Underwood, personally known to me to be the CFO, Treasurer + Secretary of KLEARFOLD, INC., a Pennsylvania corporation, on behalf of such corporation.


                                          /s/ Anna Ferroro
                                          --------------------------------------
                                          NOTARY PUBLIC


                                          My Commission Expires: August 31, 1998



(SEAL)

                                   EXHIBIT A
                                   ---------


                                    PATENTS

  Patent or         Filing Date/                     Name of
Application No.     Issue Date        Invention      Inventor     Expiry Date
---------------     ----------        ---------      --------     -----------

     None

                                   EXHIBIT B
                                   ---------

                                    LICENSES


Date         Parties        Subject of License         Term
----         -------        ------------------         ----

None

                                   EXHIBIT C
                                   ---------



Principal Place of Business and Mailing Address:


Klearfold, Inc.
364 Valley Road
Warrington, Bucks County, Pennsylvania